UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 2, 2013

AMPCO-PITTSBURGH CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-898	25-1117717
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

600 Grant Street, Pittsburgh, PA	15219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 456-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.21 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 2, 2013, Ampco-Pittsburgh Corporation held its annual meeting of shareholders. The following are the voting results for the items of business that were voted upon by shareholders at that meeting:

1.	Directors were elected to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. The voting results were as follows:

In the election of three Directors for a term expiring in 2016:

	For	Withheld
Leonard M. Carroll	8,004,560 Votes	390,071 Votes
Laurence E. Paul	7,742,710 Votes	651,921 Votes
Ernest G. Siddons	7,705,288 Votes	689,343 Votes

2.	To approve, in a non-binding vote, the compensation of the named executive officers.

4,334,476 For	2,419,351 Against	1,640,804 Abstain

3.	Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accountants firm for 2013.

9,864,733 For	56,166 Against	11,458 Abstain

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPCO-PITTSBURGH CORPORATION

Date: May 3, 2013	By:	/s/ Rose Hoover
Rose Hoover
Executive Vice President
Chief Executive Officer
Corporation Secretary